Exhibit 99.1
FOR IMMEDIATE RELEASE

CONTACT:	THOMAS C. ELLIOTT
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE THIRD QUARTER ENDED SEPTEMBER 30, 2015
Philadelphia, PA - November 5, 2015 - Resource America, Inc. (NASDAQ: REXI)
Third Quarter 2015 Highlights
•Adjusted net income attributable to common shareholders of $762,000 (see Schedule I)
•Increased gross assets under management by 12% to $21.7 billion since September 30, 2014
•Book value per common share of $7.20
•Repurchased 1,306,301 shares at an average price of $7.91
Third Quarter 2015 Results
Resource America, Inc. (NASDAQ: REXI) (the "Company") reported adjusted net income attributable to common shareholders, a non-GAAP measure, of $762,000, or $0.03 per common share-diluted, and $6.4 million, or $0.28 per common share-diluted, for the three and nine months ended September 30, 2015 as compared to adjusted net income attributable to common shareholders of $2.8 million, or $0.13 per common share-diluted, and $10.2 million, or $0.46 per common share-diluted, for the three and nine months ended September 30, 2014, respectively. A reconciliation of the Company's reported GAAP net income (loss) attributable to common shareholders to adjusted net income attributable to common shareholders, a non-GAAP measure, is included as Schedule I to this release.
The Company reported a GAAP net loss attributable to common shareholders of $1.1 million, or $0.05 per common share-diluted, and $2.4 million, or $0.11 per common share-diluted, for the three and nine months ended September 30, 2015 as compared to GAAP net income attributable to common shareholders of $1.5 million, or $0.07 per common share-diluted, and $5.2 million, or $0.24 per common share-diluted, for the three and nine months ended September 30, 2014.

Assets Under Management
The following table details the Company's gross assets under management by operating segment, which increased by $2.3 billion (12%) from September 30, 2014 to 2015 (in billions):

	September 30,
	2015	2014
Financial fund management	$16.9	$15.7
Real estate	4.0	3.1
Commercial finance	0.8	0.6
	$21.7	$19.4

Net assets under management (1)	$9.6	$9.2

(1)	Net assets under management represents the proportionate share of assets managed by the Company after reflecting joint venture arrangements.

A description of how the Company calculates assets under management is set forth in Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

Highlights for the Third Quarter Ended September 30, 2015 and Recent Developments
REAL ESTATE ASSET MANAGEMENT:
Equity Asset Management
Resource Real Estate Opportunity REIT, Inc. ("Opportunity REIT I"), a public non-traded real estate investment trust ("REIT") managed by the Company which specializes in acquiring and managing distressed real estate assets, increased total assets to $1.1 billion at September 30, 2015, an increase of 16%, from $956.0 million at September 30, 2014.
Resource Real Estate Opportunity REIT II, Inc. ("Opportunity REIT II"), a public non-traded REIT managed by the Company that specializes in acquiring multifamily rental properties and selected loans had the following highlights:

•	Raised $82.9 million during the three months ended September 30, 2015 and a total of $352.4 million since inception.

•	Acquired $110.9 million of assets and placed $53.5 million of financing during the three months ended September 30, 2015.

•	Increased total assets to $382.0 million at September 30, 2015.
Resource Real Estate Diversified Income Fund, a public closed-end real estate focused investment company managed by the Company, has raised $78.0 million since inception.
On October 5, 2015, Resource Innovation Office REIT, Inc. commenced its $1.1 billion initial public offering of common stock. Resource Innovation Office Advisor, LLC, a subsidiary of Resource Real Estate, will be the external manager.
Resource Apartment REIT III, Inc. filed a registration statement with the SEC on November 2, 2015 to raise up to $1.0 billion.
Debt Asset Management
Resource Capital Corp. ("RSO"), a publicly-traded REIT managed by the Company which focuses on commercial real estate assets, had the following highlights:

•	Originated $147.8 million in new commercial real estate loans during the three months ended September 30, 2015.

•	In August 2015, completed a $312.9 million commercial real estate securitization that issued $223.7 million of floating-rate notes at a weighted average coupon of LIBOR plus 1.71% basis points.

•
In September 2015, closed a new three-year, $250.0 million commercial real estate term facility with Morgan Stanley Bank, N.A. to finance the continued expansion of RSO’s core commercial real estate lending business.

The following additional highlights contributed to the Company's real estate asset management operations:

•	The Company's real estate operating segment increased its gross assets under management at September 30, 2015 to $4.0 billion, an increase of $953.0 million, or 31%, from September 30, 2014.

•
Real estate revenues increased 13% and 32% to $16.2 million and $54.3 million for the three and nine months ended September 30, 2015, respectively, as compared to $14.3 million and $41.0 million for the three and nine months ended September 30, 2014.

•	Resource Real Estate Management, Inc., the Company's property management subsidiary, managed 19,211 apartment units as of September 30, 2015 as compared to 20,740 units as of September 30, 2014.
FINANCIAL FUND MANAGEMENT:
Credit Asset Management
CVC Credit Partners, L.P. ("CCP"), the Company's global joint venture, closed Apidos CLO XXII, Ltd. in October 2015. CCP has now closed CLOs issuing notes with a total par value of $8.3 billion. On July 2, 2015, CVC Capital Partners SICAV-FIS, S.A., the Company’s joint venture partner, exercised its option to buy down the Company's interest by 9% for $4.9 million. At September 30, 2015, the Company had a 24% interest in this joint venture.
The following additional highlight contributed to the Company's financial fund asset management operations:

•
The Company's financial fund management operating segment increased its gross assets under management at September 30, 2015 to $16.9 billion, an increase of $1.2 billion, or 8%, from September 30, 2014.

CORPORATE:
Share Repurchases

•	On August 13, 2015, the Company's Board of Directors authorized the repurchase of $25.0 million of its common stock. $14.6 million remains available for repurchase under this plan.

•	The Company repurchased 1,306,301 of its shares during the third quarter ended September 30, 2015 at an average price of $7.91 per share.
Dividends

•
The Company's Board of Directors authorized a cash dividend of $0.06 per share on the Company’s common stock which was paid on October 30, 2015 to holders of record as of the close of business on October 19, 2015.

•	RSO's Board of Directors declared a cash dividend of $0.64 per common share for its three months ended September 30, 2015.
Resource America, Inc. is a specialized asset management company that uses industry specific expertise to evaluate, originate, service and manage investment opportunities for its own account, for its joint ventures, and for outside investors in the real estate, financial fund management and commercial finance sectors.
For more information, please visit our website at www.resourceamerica.com or contact investor relations at pkamdar@resourceamerica.com.
Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied in this release and its other reports filed with the Securities and Exchange Commission, or SEC. For information pertaining to risks relating to these forward-looking statements, reference is made to the section "Risk Factors" contained in Item 1A of the Company's Annual Report on Form 10-K and in other of its public filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new or changing information or events except as may be required by law.
A registration statement relating to securities offered by Innovation REIT was declared effective by the SEC on October 5, 2015.  A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 1845 Walnut Street, 18th Floor, Philadelphia, PA 19103.
A registration statement relating to securities offered by Opportunity REIT II was declared effective by the SEC on February 6, 2014.  A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 1845 Walnut Street, 18th Floor, Philadelphia, PA 19103.
A registration statement relating to securities offered by Income Fund was declared effective by the SEC on November 3, 2013.  A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 1845 Walnut Street, 18th Floor, Philadelphia, PA 19103.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The remainder of this release contains the Company's unaudited consolidated balance sheets, consolidated statements of operations, consolidating statements of operations and reconciliation of GAAP net income (loss) attributable to common shareholders to adjusted net income attributable to common shareholders.

RESOURCE AMERICA, INC
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30, 2015	December 31, 2014
	(unaudited)
ASSETS
Cash	$18,102	$27,542
Restricted cash	941	725
Receivables	1,020	636
Loans and receivables from managed entities and related parties, net	25,138	30,303
Investments in real estate, net	16,191	17,097
Investment securities, at fair value	10,218	9,540
Investments in unconsolidated loan manager	32,082	39,655
Investments in unconsolidated entities	18,349	13,089
Assets of consolidated variable interest entity ("VIE")-RSO:
Cash and cash equivalents (including restricted cash)	128,845	202,043
Investments, at fair value	260,315	296,506
Loans	2,234,979	2,039,655
Investments in real estate and unconsolidated entities	56,038	60,007
Other assets	105,865	129,801
Total assets of consolidated VIE-RSO	2,786,042	2,728,012

Property and equipment, net	5,533	5,063
Deferred tax assets, net	19,449	23,304
Other assets	10,929	5,416
Total assets	$2,943,994	$2,900,382

LIABILITIES AND EQUITY
Liabilities:
Accrued expenses and other liabilities	$20,429	$22,279
Payables to managed entities and related parties	4,417	3,015
Borrowings	20,896	20,412
Liabilities of consolidated VIE-RSO:
Borrowings	1,881,240	1,717,132
Other liabilities	49,451	57,101
Total liabilities of consolidated VIE-RSO	1,930,691	1,774,233
Total liabilities	1,976,433	1,819,939

Commitments and contingencies

Equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	—	—
Common stock, $.01 par value, 49,000,000 shares authorized; 34,958,477 and 34,489,568 shares issued (including nonvested restricted stock of 1,143,242 and 833,082), respectively	338	335
Additional paid-in capital	310,663	308,134
Accumulated deficit	(28,676)	(23,663)
Treasury stock, at cost; 13,590,239 and 11,764,417 shares, respectively	(134,969)	(120,182)
Accumulated other comprehensive loss	(1,696)	(1,030)
Total stockholders’ equity	145,660	163,594
Noncontrolling interests	315	306
Noncontrolling interests attributable to consolidated VIE-RSO	821,586	916,543
Total equity	967,561	1,080,443
Total liabilities and equity	$2,943,994	$2,900,382

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
REVENUES:
Real estate (includes revenues of $2,422, $2,643, $7,925 and $7,628 related to RSO)	$16,195	$14,289	$54,277	$41,012
Financial fund management (includes revenues of $1,372, $1,525, $4,260 and $2,485 related to RSO)	4,408	5,557	14,326	20,773
Commercial finance (includes no revenues related to RSO)	66	(17)	66	(158)
	20,669	19,829	68,669	61,627
Revenues from consolidated VIE-RSO	23,705	25,811	72,267	74,884
Elimination of consolidated VIE-RSO revenues attributed to operating segments	(3,697)	(4,136)	(12,074)	(10,056)
Total revenues	40,677	41,504	128,862	126,455
COSTS AND EXPENSES:
Real estate	11,223	9,384	34,804	27,364
Financial fund management	3,369	2,812	9,513	9,980
Commercial finance	434	125	1,471	351
General and administrative	4,053	2,426	11,531	8,309
Provision for credit losses	(400)	559	278	3,342
Depreciation and amortization	504	453	1,476	1,369
	19,183	15,759	59,073	50,715
Expenses from consolidated VIE-RSO	15,994	15,447	91,589	43,585
Elimination of consolidated VIE-RSO expenses attributed to operating segments	(3,077)	(3,502)	(9,813)	(9,374)
Total expenses	32,100	27,704	140,849	84,926
OPERATING INCOME (LOSS)	8,577	13,800	(11,987)	41,529

OTHER INCOME (EXPENSE):
Gain (loss) on sale of investment securities, net	—	69	—	439
Impairment on investments in unconsolidated entities	(151)	—	(4,497)	—
Interest expense	(450)	(467)	(1,326)	(1,447)
Other income (expense), net	(52)	80	15	263
	(653)	(318)	(5,808)	(745)
Other income (expense), net, from consolidated VIE-RSO	5,215	3,730	32,268	17,527
Elimination of consolidated VIE-RSO other income, net attributed to operating segments	—	11	15	29
	4,562	3,423	26,475	16,811
Income (loss) from continuing operations before taxes	13,139	17,223	14,488	58,340
Income tax provision (benefit)	1,355	1,741	3,456	4,991
Income tax provision (benefit) of consolidated VIE-RSO (see Note 19)	(1,796)	(237)	2,969	(667)
Net income (loss)	13,580	15,719	8,063	54,016
Net (income) loss attributable to noncontrolling interests	(37)	11	(92)	(33)
Net (income) loss attributable to noncontrolling interests of consolidated VIE-RSO (see Note 19)	(14,643)	(14,214)	(10,388)	(48,759)
Net income (loss) attributable to common shareholders	$(1,100)	$1,516	$(2,417)	$5,224

Basic earnings (loss) per share:
Net income (loss)	$(0.05)	$0.07	$(0.11)	$0.25
Weighted average shares outstanding	22,067	21,109	22,629	20,586

Diluted earnings (loss) per share:
Net income (loss)	$(0.05)	$0.07	$(0.11)	$0.24
Weighted average shares outstanding	22,067	22,301	22,629	22,124

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the three months ended September 30, 2015:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$16,195	$—	$—	$16,195
Financial fund management	4,408	—	—	4,408
Commercial finance	66	—	—	66
	20,669	—	—	20,669
Revenues from consolidated VIE-RSO	—	23,705	—	23,705
Elimination of consolidated VIE-RSO revenues attributed to operating segments	—	—	(3,697)	(3,697)
Total revenues	20,669	23,705	(3,697)	40,677
COSTS AND EXPENSES:
Real estate	11,223	—	—	11,223
Financial fund management	3,369	—	—	3,369
Commercial finance	434	—	—	434
General and administrative	4,053	—	—	4,053
Provision for credit losses	(400)	—	—	(400)
Depreciation and amortization	504	—	—	504
	19,183	—	—	19,183
Expenses of consolidated VIE-RSO	—	15,994	—	15,994
Elimination of consolidated VIE-RSO expenses attributed to operating segments	—	—	(3,077)	(3,077)
Total expenses	19,183	15,994	(3,077)	32,100
OPERATING INCOME (LOSS)	1,486	7,711	(620)	8,577

OTHER INCOME (EXPENSE):
Impairment on investments in unconsolidated entities	(151)	—	—	(151)
Interest expense	(450)	—	—	(450)
Other income (expense), net	386	—	(438)	(52)
Other income (expense), net, from consolidated VIE-RSO	—	5,215	—	5,215
Total other income (expense)	(215)	5,215	(438)	4,562
Net income (loss) attributable to noncontrolling interest	1,271	12,926	(1,058)	13,139
Income tax provision (benefit)	1,355	(1,796)	—	(441)
Net income (loss)	(84)	14,722	(1,058)	13,580
Net (income) loss attributable to noncontrolling interests	(37)	—	—	(37)
Net (income) loss attributable to noncontrolling interests-RSO	—	(7,944)	(6,699)	(14,643)
Net income (loss) attributable to common shareholders	$(121)	$6,778	$(7,757)	$(1,100)

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the three months ended September 30, 2014:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$14,289	$—	$—	$14,289
Financial fund management	5,557	—	—	5,557
Commercial finance	(17)	—	—	(17)
	19,829	—	—	19,829
Revenues from consolidated VIE-RSO	—	25,811	—	25,811
Elimination of consolidated VIE-RSO revenues attributed to operating segments	—	—	(4,136)	(4,136)
Total revenues	19,829	25,811	(4,136)	41,504
COSTS AND EXPENSES:
Real estate	9,384	—	—	9,384
Financial fund management	2,812	—	—	2,812
Commercial finance	125	—	—	125
General and administrative	2,426	—	—	2,426
Provision for credit losses	559	—	—	559
Depreciation and amortization	453	—	—	453
	15,759	—	—	15,759
Expenses of consolidated VIE-RSO	—	15,447	—	15,447
Elimination of consolidated VIE-RSO expenses attributed to operating segments	—	—	(3,502)	(3,502)
Total expenses	15,759	15,447	(3,502)	27,704
OPERATING INCOME (LOSS)	4,070	10,364	(634)	13,800

OTHER INCOME (EXPENSE):
Gain (loss) on sale of investment securities, net	69	—	—	69
Interest expense	(467)	—	—	(467)
Other income (expense), net	652	—	(572)	80
Other income (expense), net, from consolidated VIE-RSO	—	3,730	—	3,730
Elimination of consolidated VIE-RSO other income, net	—	—	11	11
Total other income (expense)	254	3,730	(561)	3,423
Income (loss) from continuing operations before taxes	4,324	14,094	(1,195)	17,223
Income tax provision (benefit)	1,741	(237)	—	1,504
Net income (loss)	2,583	14,331	(1,195)	15,719
Net income (loss) attributable to noncontrolling interest	11	—	—	11
Net (income) loss attributable to noncontrolling interests-RSO	—	(7,003)	(7,211)	(14,214)
Net income (loss) attributable to common shareholders	$2,594	$7,328	$(8,406)	$1,516

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the nine months ended September 30, 2015:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$54,277	$—	$—	$54,277
Financial fund management	14,326	—	—	14,326
Commercial finance	66	—	—	66
	68,669	—	—	68,669
Revenues from consolidated VIE-RSO	—	72,267	—	72,267
Elimination of consolidated VIE-RSO revenues attributed to operating segments	—	—	(12,074)	(12,074)
Total revenues	68,669	72,267	(12,074)	128,862
COSTS AND EXPENSES:
Real estate	34,804	—	—	34,804
Financial fund management	9,513	—	—	9,513
Commercial finance	1,471	—	—	1,471
General and administrative	11,531	—	—	11,531
Provision for credit losses	278	—	—	278
Depreciation and amortization	1,476	—	—	1,476
	59,073	—	—	59,073
Expenses of consolidated VIE-RSO	—	91,589	—	91,589
Elimination of consolidated VIE-RSO expenses attributed to operating segments	—	—	(9,813)	(9,813)
Total expenses	59,073	91,589	(9,813)	140,849
OPERATING INCOME (LOSS)	9,596	(19,322)	(2,261)	(11,987)

OTHER INCOME (EXPENSE):
Impairment on investments in unconsolidated entities	(4,497)	—	—	(4,497)
Interest expense	(1,326)	—	—	(1,326)
Other income (expense), net	1,389	—	(1,374)	15
Other income (expense), net, from consolidated VIE-RSO	—	32,268	—	32,268
Elimination of consolidated VIE-RSO other income, net	—	—	15	15
Total other income (expense)	(4,434)	32,268	(1,359)	26,475
Income (loss) from continuing operations before taxes	5,162	12,946	(3,620)	14,488
Income tax provision (benefit)	3,456	2,969	—	6,425
Net income (loss)	1,706	9,977	(3,620)	8,063
Net (income) loss attributable to noncontrolling interests	(92)	—	—	(92)
Net (income) loss attributable to noncontrolling interests-RSO	—	(24,808)	14,420	(10,388)
Net income (loss) attributable to common shareholders	$1,614	$(14,831)	$10,800	$(2,417)

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the nine months ended September 30, 2014:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$41,012	$—	$—	$41,012
Financial fund management	20,773	—	—	20,773
Commercial finance	(158)	—	—	(158)
	61,627	—	—	61,627
Revenues from consolidated VIE-RSO	—	74,884	—	74,884
Elimination of consolidated VIE-RSO revenues attributed to operating segments	—	—	(10,056)	(10,056)
Total revenues	61,627	74,884	(10,056)	126,455
COSTS AND EXPENSES:
Real estate	27,364	—	—	27,364
Financial fund management	9,980	—	—	9,980
Commercial finance	351	—	—	351
General and administrative	8,309	—	—	8,309
Provision for credit losses	3,342	—	—	3,342
Depreciation and amortization	1,369	—	—	1,369
	50,715	—	—	50,715
Expenses of consolidated VIE-RSO	—	43,585	—	43,585
Elimination of consolidated VIE-RSO expenses attributed to operating segments	—	—	(9,374)	(9,374)
Total expenses	50,715	43,585	(9,374)	84,926
OPERATING INCOME (LOSS)	10,912	31,299	(682)	41,529

OTHER INCOME (EXPENSE):
Gain (loss) on sale of investment securities, net	439	—	—	439
Interest expense	(1,447)	—	—	(1,447)
Other income (expense), net	1,979	—	(1,716)	263
Other income (expense), net, from consolidated VIE-RSO	—	17,527	—	17,527
Elimination of consolidated VIE-RSO other income, net	—	—	29	29
Total other income (expense)	971	17,527	(1,687)	16,811
Income (loss) from continuing operations before taxes	11,883	48,826	(2,369)	58,340
Income tax provision (benefit)	4,991	(667)	—	4,324
Net income (loss)	6,892	49,493	(2,369)	54,016
Net (income) loss attributable to noncontrolling interests	(33)	—	—	(33)
Net (income) loss attributable to noncontrolling interests-RSO	—	(12,372)	(36,387)	(48,759)
Net income (loss) attributable to common shareholders	$6,859	$37,121	$(38,756)	$5,224

Schedule I

RECONCILIATION OF GAAP NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO
ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (1)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Net income (loss) attributable to common shareholders - GAAP	$(1,100)	$1,516	$(2,417)	$5,224

Adjustments, net of tax:
Reduction of income, net of eliminations, attributable to consolidation of RSO	979	1,078	4,031	2,065
Impairment of investment in unconsolidated loan manager	—	—	2,520	—
Loss attributable to commercial finance	123	382	948	2,388
Deferred tax provision	760	(142)	1,288	485
Adjusted net income attributable to common shareholders	$762	$2,834	$6,370	$10,162

Adjusted weighted average diluted shares outstanding (2)	22,337	22,301	22,900	22,124

Adjusted net income attributable to common shareholders per common per share-diluted	$0.03	$0.13	$0.28	$0.46

(1)
Adjusted net income attributable to common shareholders presents the Company's operations prior to the consolidation of RSO and without the effect of the impairment of investment in unconsolidated loan manager, its commercial finance operations and deferred tax provision. The Company believes that this provides useful information to investors since it allows investors to evaluate the Company's progress in both its real estate and financial fund management segments for the three and nine months ended September 30, 2015 and 2014 separately from these items. Adjusted net income attributable to common shareholders should not be considered as an alternative to net income (loss) attributable to common shareholders (computed in accordance with GAAP). Instead, adjusted net income attributable to common shareholders should be reviewed in connection with net income (loss) attributable to common shareholders in the Company's consolidated financial statements to help analyze how the Company's business is performing.

(2)
Dilutive shares used in the calculation of adjusted income from continuing operations attributable to common shareholders per common share-diluted includes an additional 270,000 and 271,000 shares for the three and nine months ended September 30, 2015, which were antidilutive for the periods and, as such, were not used in the calculation of GAAP loss from continuing operations attributable to common shareholders per common share-diluted.